SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K




                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                              May 23, 1994
Date of Report .........................................................
                   (Date of earliest event reported)

                     CHRYSLER FINANCIAL CORPORATION
........................................................................
         (Exact name of registrant as specified in its charter)


State of Michigan                    1-5966              38-0961430
......................................................................
(State or other jurisdiction       (Commission)        (IRS Employer
  of incorporation)                   File No.)     Identification No.)


               27777 Franklin Rd., Southfield, Michigan 48034
               ..............................................
                 (Address of principal executive offices)



                                                    (810) 948-3060
Registrant's telephone number, including area code....................

Item 5.  Other Events.

    On May 23, 1994, the registrant entered into a Revolving Credit Agreement, dated as of May 23, 1994, among the registrant, Chemical Bank, as Agent, the several commercial banks party thereto as Co-Agents, and Chemical Securities Inc., as Arranger. Concurrently with entering into this agreement, the registrant terminated other prior agreements wherein it had granted security interests in substantially all of its United States assets securing all of its indebtedness for borrowed money and certain other indebtedness and contractual obligations, thus terminating such security interests in the pledged property.

    On May 23, 1994, the registrant entered into a Fourth Amended and Restated Commitment Transfer Agreement, dated as of May 23, 1994, among the registrant, the several financial institutions parties thereto and Chemical Bank, as agent.

    On May 23, 1994, the registrant entered into a Guarantee Agreement, dated as of May 23, 1994, made by the registrant to and in favor of Guaranteed Parties as defined therein in order to guarantee the obligations of its subsidiary, Chrysler Credit Canada Ltd., under a Revolving Credit Agreement dated as of May 23, 1994 among Chrysler Credit Canada Ltd., Royal Bank of Canada, as agent, Canadian Imperial Bank of Commerce and Bank of Nova Scotia, as co-agents, and the Lenders parties thereto.

    On May 23, 1994, the registrant entered into a Short Term
Receivables Purchase Agreement, dated as of May 23, 1994, among the registrant, Chrysler Credit Corporation, U.S. Auto Receivables
Company, American Auto Receivables Company, Chemical Bank, as agent, the several commercial banks parties thereto, and Chemical Bank Agency Services Corporation, as Administrative Agent.

    On May 23, 1994, American Auto Receivables Company and Chrysler Credit Corporation, subsidiaries of the registrant, entered into a Short Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

    On May 23, 1994, U.S. Auto Receivables Company and Chrysler Credit Corporation, subsidiaries of the registrant, entered into a Short Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Short Term Bank Series.

    On May 23, 1994, the registrant entered into a Long Term Receivables Purchase Agreement, dated as of May 23, 1994, among the registrant, Chrysler Credit Corporation, U.S. Auto Receivables Company, American Auto Receivables Company, the several commercial banks parties thereto, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

    On May 23, 1994, American Auto Receivables Company and Chrysler Credit Corporation, subsidiaries of the registrant, entered into a Long Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

    On May 23, 1994, U.S. Auto Receivables Company and Chrysler Credit Corporation, subsidiaries of the registrant, entered into a Long Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement, dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Bank Series.

    On May 23, 1994, the registrant entered into a Short-Term
Receivables Purchase Agreement, dated May 23, 1994, among the registrant, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

    On May 23, 1994, Chrysler Credit Canada Ltd., a subsidiary of the registrant, entered into a Short-Term Retail Purchase and Servicing Agreement, dated May 23, 1994, among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

    On May 23, 1994, the registrant entered into a Long-Term
Receivables Purchase Agreement, dated May 23, 1994, among the registrant, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

    On May 23, 1994, Chrysler Credit Canada Ltd., a subsidiary of the registrant, entered into a Long-Term Retail Purchase and Servicing Agreement, dated May 23, 1994 among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

    On May 23, 1994, Chrysler Credit Canada Ltd., a subsidiary of the registrant, entered into Bank Series 1994-1 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.

    On May 23, 1994, Chrysler Credit Canada Ltd., a subsidiary of the registrant, entered into Bank Series 1994-2 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

    Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

    (a)  Financial statements of businesses acquired.

         None

    (b)  Pro forma financial information.

         None

    (c)  Exhibits:

         10-A Copy of Revolving Credit Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chemical Bank, as Agent, the several commercial banks party thereto as Co-Agents, and Chemical Securities Inc., as Arranger.

         10-B    Copy of Fourth Amended and Restated Commitment
                 Transfer Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, the several financial institutions parties thereto and Chemical Bank, as agent.

         10-C    Copy of Guarantee Agreement, dated as of May 23,
                 1994, made by Chrysler Financial Corporation to and in favor of Guaranteed Parties as defined therein.

         10-D Copy of Revolving Credit Agreement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as agent, Canadian Imperial Bank of Commerce and Bank of Nova Scotia, as co-agents, and the Lenders parties thereto.

         10-E Copy of Short Term Receivables Purchase Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Corporation, U.S. Auto Receivables Company, American Auto Receivables Company, Chemical Bank, as agent, the several commercial banks parties thereto, and Chemical Bank Agency Services Corporation, as Administrative Agent.

         10-F Copy of Short Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

         10-G Copy of Short Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Short Term Bank Series.

         10-H Copy of Long Term Receivables Purchase Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Corporation, U.S. Auto Receivables Company, American Auto Receivables Company, the several commercial banks parties thereto, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

         10-I Copy of Long Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

         10-J Copy of Long Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement, dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Bank Series.

         10-K Copy of Short-Term Receivables Purchase Agreement, dated May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

         10-L Copy of Short-Term Retail Purchase and Servicing Agreement, dated May 23, 1994, among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

         10-M Copy of Long-Term Receivables Purchase Agreement, dated May 23, 1994 among Chrysler Financial Corporation, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

         10-N Copy of Long-Term Retail Purchase and Servicing Agreement, dated May 23, 1994, among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

         10-O Copy of Bank Series 1994-1 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.

         10-P Copy of Bank Series 1994-2 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.

                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHRYSLER FINANCIAL CORPORATION



Date:  May 23, 1994               By: /s/Robert A. Link
                                      ----------------------------
                                         Robert A. Link
                                         Secretary

                               EXHIBIT INDEX

Exhibit
  No.      Description of Exhibit

10-A Copy of Revolving Credit Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chemical Bank, as Agent, the several commercial banks party thereto as Co-Agents, and Chemical Securities Inc., as Arranger.

10-B Copy of Fourth Amended and Restated Commitment Transfer Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, the several financial institutions parties thereto and Chemical Bank, as agent.

10-C Copy of Guarantee Agreement, dated as of May 23, 1994, made by Chrysler Financial Corporation to and in favor of Guaranteed Parties as defined therein.

10-D Copy of Revolving Credit Agreement dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as agent, Canadian Imperial Bank of Commerce and Bank of Nova Scotia, as co-agents, and the Lenders parties thereto.

10-E Copy of Short Term Receivables Purchase Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Corporation, U.S. Auto Receivables Company, American Auto Receivables Company, Chemical Bank, as agent, the several commercial banks parties thereto, and Chemical Bank Agency Services Corporation, as Administrative Agent.

10-F Copy of Short Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

10-G Copy of Short Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Short Term Bank Series.

10-H Copy of Long Term Receivables Purchase Agreement, dated as of May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Corporation, U.S. Auto Receivables Company, American Auto Receivables Company, the several commercial banks parties thereto, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

10-I Copy of Long Term Participation and Servicing Agreement, dated as of May 23, 1994, among American Auto Receivables Company, Chrysler Credit Corporation, the banks and other financial institutions named as purchasers therein, Chemical Bank, as Agent, and Chemical Bank Agency Services Corporation, as Administrative Agent.

10-J Copy of Long Term Bank Supplement, dated as of May 23, 1994, among U.S. Auto Receivables Company, Chrysler Credit Corporation and Manufacturers and Traders Trust Company, as Trustee, to the Pooling and Servicing Agreement, dated as of May 31, 1991 with respect to CARCO Auto Loan Master Trust Bank Series.

10-K Copy of Short-Term Receivables Purchase Agreement, dated May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

10-L Copy of Short-Term Retail Purchase and Servicing Agreement, dated May 23, 1994, among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

10-M Copy of Long-Term Receivables Purchase Agreement, dated May 23, 1994, among Chrysler Financial Corporation, Chrysler Credit Canada Ltd., the chartered banks named therein as purchasers, and Royal Bank of Canada, as Agent.

10-N Copy of Long-Term Retail Purchase and Servicing Agreement, dated May 23, 1994, among Chrysler Credit Canada Ltd., the chartered banks named therein as parties thereto, and Royal Bank of Canada, as Agent.

10-O Copy of Bank Series 1994-1 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.

10-P Copy of Bank Series 1994-2 Supplement, dated as of May 23, 1994, among Chrysler Credit Canada Ltd., Royal Bank of Canada, as Agent, the several banks parties thereto, and The Royal Trust Company, as Custodian, to the Master Custodial and Servicing Agreement, dated as of September 1, 1992.